(File No. 811-05468)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e)(2))
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss.240.14a-12

                         THE HIGH YIELD PLUS FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]    No fee required

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                  1) Title of each class of securities to which transaction
                     applies:

                     -----------------------------------------------------------


                  2) Aggregate number of securities to which transaction
                     applies:

                     -----------------------------------------------------------

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4) Proposed maximum aggregate value of transaction:

                     -----------------------------------------------------------

                  5) Total fee paid:

                     -----------------------------------------------------------


         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                     -----------------------------------------------------------

                  2) Form, Schedule or Registration Statement No.:

                     -----------------------------------------------------------

                  3) Filing Party:

                     -----------------------------------------------------------

                  4) Date Filed:

                     -----------------------------------------------------------

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           -------------------------


To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") of The High Yield Plus Fund, Inc. ("Fund") will be held on July 28, 2003 at 4:00 p.m., at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

     (1)  To elect two Class III Directors; and

     (2) To consider and act upon any other business as may properly come before the Meeting or any adjournments thereof.

     Only holders of common stock of record at the close of business on May 30, 2003 are entitled to notice of and to vote at the Meeting.

                                         By order of the Board of Directors,

                                         /s/ARTHUR J. BROWN
                                         ----------------------
                                         ARTHUR J. BROWN
                                            SECRETARY

Dated: June 20, 2003


--------------------------------------------------------------------------------

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                         THE HIGH YIELD PLUS FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                           -------------------------

                                 PROXY STATEMENT

                           -------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 28, 2003


                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on July 28, 2003 at 4:00 p.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" the election of each nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on May 30, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had 15,776,813 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy first will be mailed to stockholders on or about June 20, 2003.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Securities Incorporated ("Prudential Securities"), an affiliate of Prudential Investments LLC, the Fund's administrator
("Administrator"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of shares, will be borne by the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the Fund's outstanding common stock is required for a quorum. The affirmative vote of a majority of the shares present at the Meeting is required to elect each Director. In the event that a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against an adjournment or against the proposed nominees for Directors because the required vote is a percentage of the shares present at the Meeting.

     Management does not know of any person or group who owned of record or beneficially 5% or more of the Fund's outstanding common stock as of May 30, 2003. In addition, Directors and officers of the Fund, in the aggregate, owned less than 1% of the Funds outstanding common stock as of May 30, 2003.

     STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND'S MOST RECENT ANNUAL REPORT BY CALLING EQUISERVE TRUST COMPANY, N.A. TOLL-FREE AT (800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO EQUISERVE TRUST COMPANY, N.A., P.O. BOX 43011, PROVIDENCE, RHODE ISLAND 02940-3011.

                              ELECTION OF DIRECTORS

                                    PROPOSAL

     The Board of Directors is divided into three classes with members of each class serving for a term of three years and until their successors are elected and qualified. The classification of the Fund's Directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. Because of this classification, under normal circumstances, at least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors.

     The current Class III Directors, Messrs. Whitehead and Mooney, each have terms expiring in 2003. The Board has voted to nominate Messrs. Whitehead and Mooney to another term as Class III Directors.

     It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of Messrs. Whitehead and Mooney as Directors.
Messrs. Whitehead and Mooney each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that Messrs. Whitehead and Mooney will become unavailable for election as Directors, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend. None of the Directors is related to one another.

     The following tables set forth certain information regarding each of the Directors of the Fund. Unless otherwise noted, each of the Directors has engaged in the principal occupation listed in the following table for five years or more.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 2003 ANNUAL MEETING

                                                                                                  NUMBER AND
                                                                                               DOLLAR RANGE OF
  NAME, AGE, POSITION WITH               PRINCIPAL OCCUPATION DURING THE PAST FIVE              FUND SHARES AS
   FUND, TENURE, ADDRESS*                      YEARS AND OTHER DIRECTORSHIPS**                  OF MAY 30, 2003
---------------------------------------------------------------------------------------------------------------------
CLASS III (TERM EXPIRING IN 2006, IF ELECTED)

CLAY T. WHITEHEAD (64)                   President of National Exchange Inc. (new                2,000 shares
DIRECTOR SINCE 2000.                     business development firm) (since May
                                         1983); Director or Trustee of 91 portfolios           $10,001-50,000
                                         within the Prudential Fund Complex; and
                                         Director of First Financial Fund, Inc.


THOMAS T. MOONEY (61)***                 Chief Executive Officer of The Rochester                  0 shares
DIRECTOR SINCE 1986.                     New York Business Alliance; Director or
ALSO CHAIRMAN OF THE BOARD               Trustee of 95 portfolios within the                          $0
AND PRESIDENT.                           Prudential Fund Complex; President of First
                                         Financial Fund, Inc.; Director of Blue Cross
                                         of Rochester, Executive Service Corps of
                                         Rochester and Rural/Metro Medical
                                         Services, Inc. (ambulance service); and
                                         former Rochester City Manager (during
                                         1973).

                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

                                                                                                  NUMBER AND
                                                                                               DOLLAR RANGE OF
  NAME, AGE, POSITION WITH               PRINCIPAL OCCUPATION DURING THE PAST FIVE              FUND SHARES AS
   FUND, TENURE, ADDRESS*                      YEARS AND OTHER DIRECTORSHIPS**                  OF MAY 30, 2003
---------------------------------------------------------------------------------------------------------------------
CLASS I (TERM EXPIRING IN 2004)

EUGENE C. DORSEY (76)                    Retired. Director of First Financial Fund,                0 shares
DIRECTOR SINCE 1996.                     Inc.; formerly President, Chief Executive
                                         Officer and Trustee, Gannett Foundation                      $0
                                         (now Freedom Forum) (1981-1989); former
                                         publisher of four Gannett newspapers and
                                         Vice President of Gannett Co., Inc.
                                         (publishing) (1978-1981); past Chairman,
                                         Independent Sector, Washington, D.C.
                                         (national coalition of philanthropic
                                         organizations) (1989-1992); former Chairman
                                         of the American Council for the Arts; and
                                         former Director, Advisory Board of
                                         Chase Manhattan Bank of Rochester.

CLASS II (TERM EXPIRING IN 2005)

ROBERT E. LA BLANC (69)                  President of Robert E. La Blanc Associates,             10,000 shares
DIRECTOR SINCE 1999.                     Inc. (information technologies consulting)
                                         (since 1981); Director or Trustee of 74                $10,001-$50,000
                                         portfolios within the Prudential Fund
                                         Complex; Director of First Financial Fund,
                                         Inc., Computer Associate International, Inc.
                                         (software), Storage Technology Corp.
                                         (computer equipment), Titan Corp.
                                         (electronics), and Chartered Semiconductor
                                         Manufacturing, Ltd. (semiconductors);
                                         Trustee of Manhattan College; formerly
                                         Vice Chairman of Continental Telecom,
                                         Inc. (1979-1981); and formerly General
                                         Partner at Salomon Brothers (1969-1979).

                                                                                                  NUMBER AND
                                                                                               DOLLAR RANGE OF
  NAME, AGE, POSITION WITH               PRINCIPAL OCCUPATION DURING THE PAST FIVE              FUND SHARES AS
   FUND, TENURE, ADDRESS*                      YEARS AND OTHER DIRECTORSHIPS**                  OF MAY 30, 2003
---------------------------------------------------------------------------------------------------------------------

DOUGLAS H. MCCORKINDALE (63)             Chairman, President and CEO of Gannett                    0 shares
DIRECTOR SINCE 1996.                     Co., Inc. (publishing and media) (since
                                         February 2001); previously President and                     $0
                                         CEO of Gannett Co., Inc. (June 2000-
                                         January 2001) and Vice Chairman of
                                         Gannett Co., Inc. (1984-1997); Director or
                                         Trustee of 75 portfolios within the
                                         Prudential Fund Complex; Director of
                                         Lockheed Martin Corp. (aerospace),
                                         Continental Airlines, Inc., Mutual Insurance
                                         Company, Ltd. and The Associated Press
                                         (media).



----------

* The address for each Director is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

** Each current Director of the Fund oversees four other portfolios within the Fund's "Fund Complex," except for Mr. McCorkindale, who oversees three other portfolios within the Fund's Fund Complex and Mr. Dorsey, who oversees one other portfolio within the Fund's Fund Complex. The Fund's Fund Complex consists of a group of investment companies and series of investment companies that are advised or sub-advised by Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser").

*** Indicates an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors met four times during the Fund's fiscal year ended March 31, 2003, and each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he was a member during that year. The Board of Directors has an Audit Committee and a Nominating Committee.

     The Audit Committee acts pursuant to a written charter adopted by the Board of Directors and is responsible for assisting the Board to oversee the Fund's independent accountants, accounting policies and procedures and other areas relating to the Fund's accounting, auditing and internal controls. The Audit Committee currently consists of Messrs. Dorsey, La Blanc, McCorkindale and Whitehead, all of whom are independent and financially literate, as defined in
Section 303 of the listing standards of the New York Stock Exchange. The Board has also determined in accordance with Section 303 that at least one member of the Audit Committee possesses accounting or related financial management expertise. The Audit Committee met once during the fiscal year ended March 31, 2003. Each member of the Committee attended that meeting. In addition, the Committee met on May 28, 2003 to review the Fund's audited financial statements. All members of the Committee attended that meeting. Attached as Appendix A is a copy of the Audit Committee's Report with respect to the Fund's audited financial statements.

     The Nominating Committee's primary responsibility is to recommend nominees for election as Fund Director to the full Board of Directors. The Nominating Committee currently consists of Messrs. Dorsey, La Blanc, McCorkindale and Whitehead. The Nominating Committee did not meet during the fiscal year ended March 31, 2003. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted to the Fund in writing. Formal nominations by stockholders must be made in accordance with the Fund's By-Laws.

     The Board of Directors does not have a standing compensation committee.

EXECUTIVE OFFICERS OF THE FUND

     The officers of the Fund are elected annually by the Board of Directors at its regular meeting immediately preceding the annual meeting of stockholders. The officers of the Fund, other than Mr. Mooney who also serves as a Director, are:

          NAME, AGE, POSITION WITH                                 PRINCIPAL OCCUPATION DURING THE
            FUND, TENURE, ADDRESS                                          PAST FIVE YEARS
          ------------------------                                 -------------------------------

     ARTHUR J. BROWN (54)                                  Partner, Kirkpatrick & Lockhart LLP (law firm
     SECRETARY SINCE 1986.                                 and counsel to the Fund).
     1800 Massachusetts Avenue, NW
     Washington, D.C. 20036

     R. CHARLES MILLER (45)                                Partner, Kirkpatrick & Lockhart LLP. ASSISTANT
     SECRETARY SINCE 1999.
     1800 Massachusetts Avenue, NW
     Washington, D.C. 20036

     GRACE TORRES (43)                                     Senior Vice President (since January 2000) of
     TREASURER SINCE 2002.                                 Prudential Investments LLC; formerly First
     Gateway Center Three                                  Vice President of Prudential Investments LLC
     100 Mulberry Street                                   (December 1996-January 2000) and First Vice
     Newark, New Jersey 07012                              President of Prudential Securities (March
                                                           1993-1999).

COMPENSATION OF DIRECTORS

     The Fund pays each Director an annual fee of $5,000, plus travel and other out-of-pocket expenses incurred by the Directors in attending Board meetings. Directors also receive $500 for each committee meeting they attend held on the same day as a Board meeting, $500 for each telephonic Board or committee meeting they attend and $1,000 for each in-person special Board or committee meeting they attend. Due to his additional duties as Chairman of the Board, Mr. Mooney receives an additional annual fee of $4,000 from the Fund. The table below includes certain information relating to the compensation of the Fund's Directors paid by the Fund for the fiscal year ended March 31, 2003, as well as information regarding compensation from the Fund's Fund Complex for the year ended December 31, 2002. Annual Board fees may be reviewed periodically and changed by the Fund's Board.

------------------------------------------------------------------------------------------------------------------
                                                    COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------

                                                         Pension or                              Total
                                                         Retirement                           Compensation
                                                          Benefits         Estimated            From the
                                                         Accrued as          Annual             Fund and
                                    Aggregate           Part of the         Benefits            the Fund
                                   Compensation            Fund's             Upon            Complex Paid
  Name of Director                 From the Fund          Expenses         Retirement         to Directors
--------------------------------------------------------------------------------------------------------------
  Eugene C. Dorsey*                   $5,000                 N/A               N/A            $17,725(4)**
--------------------------------------------------------------------------------------------------------------
  Robert E. La Blanc                  $5,000                 N/A               N/A            $17,312(5)**
--------------------------------------------------------------------------------------------------------------
  Douglas H. McCorkindale             $5,000                 N/A               N/A            $ 7,525(4)**
--------------------------------------------------------------------------------------------------------------
  Thomas T. Mooney                    $6,000                 N/A               N/A            $18,025(5)**
--------------------------------------------------------------------------------------------------------------
  Clay T. Whitehead                   $5,000                 N/A               N/A            $18,425(5)**
--------------------------------------------------------------------------------------------------------------


----------
* All compensation from the Fund and Fund Complex for the calendar year ended December 31, 2002 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $4,964 and $18,317, respectively.

** Parenthetical indicates number of funds (including the Fund) in the Fund Complex to which aggregate compensation relates.

     THE NOMINEES FOR DIRECTOR MUST BE ELECTED BY A VOTE OF A MAJORITY OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE THEREON.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" THE NOMINEES.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under  Section  16(a) of the  Securities  Exchange Act of 1934, as amended,
Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's common stock and certain personnel of the Investment Adviser are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 2003, all filing requirements applicable to its Directors and officers were satisfied, except as noted below. Grace C. Torres, the Fund's Treasurer, who was appointed as Treasurer of the Fund in 2002, filed a Form 3 (Initial Statement of Beneficial Ownership) reporting her appointment during the Fund's most recent fiscal year, but later than required by law.

     In addition, during prior fiscal years, the Investment Adviser did not file the following reports on a timely basis: Laurie A. Gabriel (Managing Partner, Investment Adviser) did not file timely a Form 3 and two Form 4 (Statement of Changes of Beneficial Ownership of Securities) reports involving two purchases of Fund shares on December 8, 2000 and December 10, 2001; Duncan M. McFarland (Managing Partner, Investment Adviser) filed one late Form 4 report involving one purchase of Fund shares on October 18, 2000; and Earl E. McEvoy (Partner and Portfolio Manager) and John R. Ryan (Managing Partner, Investment Adviser) did not file Form 3 reports on a timely basis.

                INFORMATION ON THE FUND'S INDEPENDENT ACCOUNTANTS

     The Fund's financial statements for the fiscal year ended March 31, 2003 were audited by PricewaterhouseCoopers LLP ("PwC"). In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining the independence of the Fund's accountants. The Board of Directors of the Fund has selected PwC as the independent accountants for the Fund for the fiscal year ending March 31, 2004. PwC has been the Fund's independent accountants since February 18, 1997. PwC has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended March 31, 2003 and the review of the financial statements included in the Fund's annual report to stockholders were $30,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PwC billed no fees for professional services rendered to the Fund for information technology services relating to financial information systems design and implementation for the Fund's fiscal year ended March 31, 2003. Similarly, PwC billed no fees for professional services rendered to the Fund's Investment Adviser for information technology services relating to financial information systems design and implementation for the calendar year ended December 31, 2002.

ALL OTHER FEES

     There were no fees billed by PwC for the fiscal year ended March 31, 2003 for other services provided to the Fund and approximately $836,000 in fees billed by PwC during the same period for other services provided to the Investment Adviser.

     The Fund's Audit Committee believes that the provision of services by PwC that are noted above is compatible with maintaining PwC's independence with respect to the Fund.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment-counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 2003, the Investment Adviser held discretionary investment authority over approximately $301 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment-counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator, Prudential Investments LLC, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                              STOCKHOLDER PROPOSALS

     The Fund's By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2004 and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 by March 22, 2004. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received by March 22, 2004 will not be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                         By order of the Board of Directors,

                                         /s/ARTHUR J. BROWN
                                         ----------------------
                                         ARTHUR J. BROWN
                                            SECRETARY

Dated: June 20, 2003

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
                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

                         THE HIGH YIELD PLUS FUND, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors of The High Yield Plus Fund, Inc. (the "Fund") met on May 28, 2003 to review the Fund's audited financial statements for the fiscal year ended March 31, 2003. The Audit Committee operates pursuant to a Charter, which sets forth the roles of the Fund's management, independent accountants, the Board of Directors and the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, the Fund's management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund's annual audit with the Fund's independent accountants and recommending the initial and ongoing engagement of such accountants.

     In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and its independent accountants, PricewaterhouseCoopers LLP ("PwC"). The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of PwC with PwC.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has
maintained   appropriate  accounting  and  financial  reporting  principles  and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not guarantee that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting principles or that PwC is in fact "independent."

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2003.

     This Report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.

Eugene C. Dorsey
Robert E. La Blanc
Douglas C. McCorkindale
Clay T. Whitehead

May 28, 2003

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

                                    THE HIGH
                                   YIELD PLUS
                                   FUND, INC.



                                                             NOTICE OF
                                                             ANNUAL MEETING
                                                             TO BE HELD ON
                                                             JULY 28, 2003
                                                             AND
                                                             PROXY STATEMENT


--------------------------------------------------------------------------------
THE HIGH YIELD PLUS FUND, INC.

PROXY
STATEMENT

                                      PROXY

                         THE HIGH YIELD PLUS FUND, INC.

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lori E. Bostrom and Arthur J. Brown as proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of The High Yield Plus Fund, Inc. (the "Fund") held of record on May 30, 2003 at the Annual Meeting of Stockholders to be held on July 28, 2003, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD.

--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                                          DO YOU HAVE ANY COMMENTS?

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

 --------
|        |  PLEASE MARK VOTES AS IN
|   X    |  THIS EXAMPLE
 --------

--------------------------------------------------------------------------------
                         THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------


CONTROL NUMBER:
RECORD DATE SHARES:

                                              -----------
Please be sure to sign and date this proxy.   | Date    |
---------------------------------------------------------
|                                                       |
|                                                       |
|  Stockholder sign here             Co-owner sign here |
---------------------------------------------------------



The Board of Directors recommends a vote "FOR" the following nominees:

                                         For All        With-        For All
                                        Nominees        hold          Except

1.   Election of Directors.
     Nominees:

     Class III: Clay T. Whitehead
                Thomas T. Mooney

     Instructions: To withhold vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee(s).

                                         For           Against        Abstain

2.    To consider and act upon such
      other business as may properly
      come before the meeting and any
      adjournments thereof.

      Mark box at right if an address
      change or comment has been
      noted on the reverse side of this
      card.